UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.   )

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☐	Preliminary Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

FINANCIAL INSTITUTIONS, INC.

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote ***Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 17, 2020. FINANCIAL INSTITUTIONS, INC. Meeting Information Meeting Type: Annual Meeting For holders as of: April 20, 2020 Date: June 17, 2020 Time: 10:00 AM EDT Location: Five Star Bank Plaza 100 Chestnut Street Rochester, NY 14604; and Live via the Internet-please visit www.virtualshareholdermeeting.com/FISI2020. At this time, we intend to hold the Annual Meeting in person and through remote communication. However, we are sensitive to the concerns our shareholders may have regarding the novel coronavirus ("COVID-19") pandemic and the protocols that federal, state and local governments may issue. Accordingly, we are planning for the possibility that the Annual Meeting may be held solely by means of remote communication via the virtual meeting atwww.virtualshareholdermeeting.com/FISI2020. In the event we determine to hold the Annual Meeting solely by means of remote communication, we will announce such decision as promptly as practicable. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. FINANCIAL INSTITUTIONS, INC. 220 LIBERTY STREET WARSAW, NY 14569 ATTN: SAMUEL J. BURRUANO, JR. D14454-P35185

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page)and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 3, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/FISI2020. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. D14455-P35185

Voting Items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 01) Donald K. Boswell 02) Andrew W. Dorn, Jr. 03) Robert M. Glaser 04) Susan R. Holliday The Board of Directors recommends you vote FOR proposals 2 and 3: 2. Advisory Vote to Approve Compensation of Our Named Executive Officers. 3. Ratification of Appointment of Independent Registered Accounting Firm. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. D14456-P35185

D14457-P35185